                                                  ACXIOM CORPORATION AND SUBSIDIARIES
                                             CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                                                              (Unaudited)
                                            (Dollars in thousands, except per share amounts)

                                                For the        For the         For the        For the         For the
                                             First Quarter  Second Quarter  Third Quarter  Fourth Quarter      Year
                                                 ended          ended           ended          ended           ended
                                                June 30,    September 30,    December 31,     March 31,      March 31,
                                                  2003          2003            2003            2004           2004
                                             -------------  --------------  -------------  --------------  -------------
Revenue:
  Services                                    $   192,514    $   190,098     $   196,407    $   199,135     $   778,154
  Data                                             44,168         50,998          58,800         78,702         232,668
                                             -------------  --------------  -------------  --------------  -------------
    Total revenue                                 236,682        241,096         255,207        277,837       1,010,822

Operating costs and expenses:
  Cost of revenue
    Services                                      158,755        154,429         157,058        165,194         635,436
    Data                                           34,637         36,556          36,714         54,764         162,671
                                             -------------  --------------  -------------  --------------  -------------
      Total cost of revenue                       193,392        190,985         193,772        219,958         798,107
  Selling, general and administrative              33,064         27,395          27,100         31,017         118,576
  Gains, losses and nonrecurring items, net        (1,008)             -          (3,000)         4,863             855
                                             -------------  --------------  -------------  --------------  -------------
      Total operating costs and expenses          225,448        218,380         217,872        255,838         917,538
                                             -------------  --------------  -------------  --------------  -------------
Income (loss) from operations                      11,234         22,716          37,335         21,999          93,284
                                             -------------  --------------  -------------  --------------  -------------
Other income (expense):
  Interest expense                                 (4,765)        (4,889)         (4,702)        (4,911)        (19,267)
  Other, net                                          765            121            (456)        (7,154)         (6,724)
                                             -------------  --------------  -------------  --------------  -------------
Total other income (expense)                       (4,000)        (4,768)         (5,158)       (12,065)        (25,991)
                                             -------------  --------------  -------------  --------------  -------------
Earnings (loss) before income taxes                 7,234         17,948          32,177          9,934          67,293
Income taxes                                       (4,029)         6,731          12,233         (5,986)          8,949
                                             -------------  --------------  -------------  --------------  -------------
  Net earnings (loss)                         $    11,263    $    11,217     $    19,944    $    15,920     $    58,344
                                             =============  ==============  =============  ==============  =============
Earnings (loss) per share:
  Basic                                       $      0.13    $      0.13     $      0.23    $      0.19     $      0.68
                                             =============  ==============  =============  ==============  =============
  Diluted                                     $      0.13    $      0.13     $      0.22    $      0.17     $      0.64
                                             =============  ==============  =============  ==============  =============